                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of April 25, 2001 for the Collection Period of
                       March 1, 2001 through March 31, 2001

       POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                    1,099,937,045.30
       Discounted Principal Balance                             1,099,937,045.30
       Servicer Advance                                             2,144,779.34
       Servicer Payahead                                            3,039,194.68
       Number of Contracts                                                49,144
       Weighted Average Lease Rate                                         7.74%
       Weighted Average Remaining Term                                      38.7
       Servicing Fee Percentage                                            1.00%

       POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                             423,652,152.87
       Discounted Principal Balance                               337,904,434.03
       Servicer Advances                                            2,090,363.93
       Servicer Pay Ahead Balance                                   5,104,361.22
       Maturity Advances Outstanding                                           -
       Number of Current Contracts                                        25,828
       Weighted Average Lease Rate                                         7.47%
       Weighted Average Remaining Term                                       4.4

       RESERVE FUND:
         Initial Deposit Amount                                   41,247,639.20
         Specified Reserve Fund Percentage                               9.630%
         Specified Reserve Fund Amount                           105,923,937.46


                                                                  Class A                Class B                     Total
                                                                   Amount                 Amount                     Amount
                                                               -------------           ------------               -------------
         Beginning Balance                                     93,591,320.91           1,073,070.00               94,664,390.91
         Withdrawal Amount                                      5,080,278.09                      -                5,080,278.09
         Cash Capital Contribution                                         -                                                  -
         Transferor Excess                                      1,257,613.26                                       1,257,613.26
                                                        -----------------------------------------------------------------------
         Reserve Fund Balance Prior to Release                 89,768,656.08           1,073,070.00               90,841,726.08
         Specified Reserve Fund Balance                       104,850,867.46           1,073,070.00              105,923,937.46
                                                        -----------------------------------------------------------------------
         Release to Transferor                                             -                      -                           -
         Ending Reserve Fund Balance                           89,768,656.08           1,073,070.00               90,841,726.08
         Prior Cumulative Withdrawal Amount                    13,388,115.20                      -               13,388,115.20
         Cumulative Withdrawal Amount                          18,468,393.29                      -               18,468,393.29
       ------------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------------
       LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                           VEHICLES
                                                                               --------
         Liquidated Contracts                                                    118
                                                                                 ---
         Discounted Principal Balance                                                                       1,767,466.72
         Net Liquidation Proceeds                                                                          (1,249,429.02)
         Recoveries - Previously Liquidated Contracts                                                        (126,957.51)
                                                                                               ----------------------------
         Aggregate Credit Losses for the Collection Period                                                    391,080.19
                                                                                               ============================
         Cumulative Credit Losses for all Periods                                                          11,727,401.41
                                                                                               ============================
         Repossessed in Current Period                                            39
                                                                                  --

       RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                      Annualized Average
       FOR EACH COLLECTION PERIOD:                                                                   Charge-Off Rate
         Second Preceding Collection Period                                                                         0.51%
         First Preceding Collection Period                                                                          0.73%
         Current Collection Period                                                                                  1.00%

       --------------------------------------------------------------------------------------------------------------------
       CONDITION (I) (CHARGE-OFF RATE)
       Three Month Average                                                                                          0.75%
       Charge-off Rate Indicator (greater than 1.25%)                                                   CONDITION NOT MET
       --------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                     PERCENT          ACCOUNTS         PERCENT            ANIV
                                                          -------          --------         -------            ----
  31-60 Days Delinquent                                        5.20%         1344            5.17%         21,905,577.61
  61-90 Days Delinquent                                        0.59%          153            0.59%          2,505,075.14
  Over 90 Days Delinquent                                      0.07%           17            0.06%            237,127.76
                                                                           --------                        -------------
  Total Delinquencies                                                       1,514                          24,647,780.51
                                                                           ========                        =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                0.54%
  First Preceding Collection Period                                                                                 0.84%
  Current Collection Period                                                                                         0.66%

---------------------------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                               0.68%
  Delinquency Percentage Indicator (greater than 1.25%)                                                 CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                              VEHICLES
                                                                                         --------
  Matured Lease Vehicle Inventory Sold                                                     3025              50,319,474.63
                                                                                           ----
  Net Liquidation Proceeds                                                                                  (42,567,456.94)
                                                                                                          ----------------
  Net Residual Value (Gain) Loss                                                                              7,752,017.69
                                                                                                          ================
  Cumulative Residual Value (Gain) Loss all periods                                                          29,623,058.28
                                                                                                          ================

                                                                                          Average                 Average
                                                     Number     Scheduled    Sale     Net Liquidation             Residual
MATURED VEHICLES SOLD FOR                             Sold     Maturities    Ratio       Proceeds                  Value
EACH COLLECTION PERIOD:                               ----     ----------    -----       --------                  -----
  Second Preceding Collection Period                 2,311        7,168     32.24%      14,066.54                16,679.07
  First Preceding Collection Period                  3,679        6,486     56.72%      13,287.92                16,190.70
  Current Collection Period                          3,025        7,606     39.77%      14,071.89                16,712.15
  Three Month Average                                                                   13,750.58                16,490.87

                                                                                                       --------------------
     Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                 83.38%
                                                                                                       --------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                        Current Period
CONDITION (III) (RESIDUAL VALUE TEST)                                                    Amount/Ratio          Test Met?
---------------                                                                          ------------          ---------
  a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                       39.77%                YES

  b) Number of Scheduled Maturities greater than 500                                         7,606                YES

  c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values  83.38%                 NO

  Residual Value Indicator  (condition met if tests a, b and c = YES)                                     CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of April 25, 2001 for the Collection Period of
                      March 1, 2001 through March 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CERTIFICATE BALANCE
                                                                                           -------------------
                                                                        Total          Percent             Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                              98.00%
---------
  Interest Collections                                                5,679,695.40
  Net Investment Income                                               1,112,730.52
  Non-recoverable Advances                                             (358,269.52)
                                                              ---------------------
  Available Interest                                                  6,434,156.40                         6,297,553.55
  Class A1, A2, A3 Notional Interest Accrual Amount                  (3,053,291.66)                       (3,053,291.66)
  Unreimbursed A1, A2, A3 Interest Shortfall                                     -                                    -
  Interest Accrual for Adjusted Class B Certificate Bal.               (390,478.25)                         (390,478.25)
  Class B Interest Carryover Shortfall                                           -                                    -
  Servicer's Fee                                                       (425,876.66)                         (414,944.26)
  Capped Expenses                                                       (38,247.85)                          (37,266.01)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                             -                                    -
  Uncapped Expenses                                                              -                                    -
                                                              ---------------------            -------------------------
  Total Unallocated Interest                                          2,526,261.98                         2,401,573.37
  Excess Interest to Transferor                                                  -                        (2,401,573.37)
                                                              ---------------------            -------------------------
       Net Interest Collections Available                             2,526,261.98
                                                              ---------------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                       (7,934,061.73)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                            -


  DEPOSIT TO RESERVE FUND:                                            1,257,613.26


  WITHDRAWAL FROM RESERVE FUND:                                       5,080,278.09
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                         1,585,134.92
  NET WITHDRAWAL FROM THE RESERVE FUND:                               3,822,664.83

PRINCIPAL:
  Current Loss Amount                                                (8,143,097.88)                       (7,934,061.73)
  Loss Reimbursement from Transferor                                  2,853,783.64                         2,853,783.64
  Loss Reimbursement from Reserve Fund                                5,080,278.09                         5,080,278.09
                                                              ---------------------            -------------------------
       Total                                                           (209,036.15)                                   -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                              ---------------------
  Ending Balance                                                                 -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                              ---------------------
  Ending Balance                                                                 -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                              ---------------------
  Ending Balance                                                                 -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                              -
  Current increase (decrease)                                                    -
                                                              ---------------------
  Ending Balance                                                                 -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  -                                    -
  Allocations - Current Period                                       85,605,672.60                        85,605,672.60
  Allocations - Accelerated Principal Distribution                               -                                    -
  Allocations - Not Disbursed Beginning of Period                   245,004,885.52                       245,004,885.52
  Allocations - Not Disbursed End of Period                         330,610,558.12                       330,610,558.12
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                  -                                    -
  Allocations - Current Period                                        3,443,769.91                         3,443,769.91
  Allocations - Not Disbursed Beginning of Period                                -                                    -
  Allocations - Not Disbursed End of Period                           3,443,769.91                         3,443,769.91
DUE TO TRUST - CURRENT PERIOD:                                                                                        -
  Total Deposit to/ (Withdrawal from) Reserve Fund                   (3,822,664.83)
  Due To Trust                                                       87,936,711.99                        87,936,711.99
                                                              ---------------------            -------------------------
     Total Due To Trust                                              84,114,047.16                        87,936,711.99
----------------------------------------------------------------------------------------------------------------------------


                                                         -------------------------------------------------------------------
                                                              CLASS A1                  CLASS A2                 CLASS A3
                                                              --------                  --------                 --------
                                                              Balance                   Balance                  Balance
                                                         -------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                     -          4,874,018.14              817,139.74
  Class A1, A2, A3 Notional Interest Accrual Amount                      -         (2,611,458.33)            (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                     -                       -
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

       Net Interest Collections Available                                -

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:
  ACCELERATED PRINCIPAL DISTRIBUTION:


  DEPOSIT TO RESERVE FUND:


  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                    -         (7,934,061.73)                      -
  Loss Reimbursement from Transferor                                     -          2,853,783.64                       -
  Loss Reimbursement from Reserve Fund                                   -          5,080,278.09                       -
                                                         ------------------   -------------------      ------------------
       Total                                                             -                     -                       -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                     -                       -
  Allocations - Current Period                                           -         85,605,672.60                       -
  Allocations - Accelerated Principal Distribution                       -                     -                       -
  Allocations - Not Disbursed Beginning of Period                        -        245,004,885.52                       -
  Allocations - Not Disbursed End of Period                              -        330,610,558.12                       -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                     -                       -
  Allocations - Current Period                                           -          2,611,458.33              441,833.33
  Allocations - Not Disbursed Beginning of Period                        -                     -                       -
  Allocations - Not Disbursed End of Period                              -          2,611,458.33              441,833.33
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                           -         87,355,928.45               297,450.86
                                                         ------------------   -------------------      ------------------
     Total Due To Trust                                                  -         87,355,928.45              297,450.86
------------------------------------------------------------------------------------------------------------------------------------


                                                         ------------------------------------------------------------------
                                                                      CLASS B                   TRANSFEROR INTEREST
                                                                      -------                   -------------------
                                                                      Balance              Interest              Principal
                                                         ------------------------------------------------------------------
INTEREST:                                                                                    2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                              606,395.67             136,602.85
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.         (390,478.25)
  Class B Interest Carryover Shortfall                                     -
  Servicer's Fee                                                                         (10,932.40)
  Capped Expenses                                                                           (981.84)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -
  Uncapped Expenses                                                                               -
                                                                                   -----------------
  Total Unallocated Interest                                                             124,688.61
  Excess Interest to Transferor                                                        2,401,573.37
                                                                                   -----------------
       Net Interest Collections Available                                              2,526,261.98

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                                        (7,934,061.73)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                             -
                                                                                   -----------------
  DEPOSIT TO RESERVE FUND:                                                            (5,407,799.75)
                                                                                   -----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                      -                                   (209,036.15)
  Loss Reimbursement from Transferor                                       -          (2,853,783.64)
  Loss Reimbursement from Reserve Fund                                     -
                                                         ---------------------                             ----------------
       Total                                                               -                                   (209,036.15)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                      -
  Allocations - Current Period                                             -
  Allocations - Accelerated Principal Distribution                         -
  Allocations - Not Disbursed Beginning of Period                          -
  Allocations - Not Disbursed End of Period                                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             -                     -
  Allocations - Current Period                                    390,478.25
  Allocations - Not Disbursed Beginning of Period                          -
  Allocations - Not Disbursed End of Period                       390,478.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                    283,332.68                      -                      -
                                                         ---------------------     ---------------------   ----------------
     Total Due To Trust                                           283,332.68                      -                      -
---------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of April 25, 2001 for the Collection Period of
                       March 1, 2001 through March 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         CERTIFICATE BALANCE                   CLASS A1
                                                                         -------------------                   --------
                                                  Total              Percent             Balance         Percent      Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)          1,099,937,045.30
Discounted Principal Balance                   1,099,937,045.30
Initial Notional/Certificate Balance                        -         100.00%      1,077,938,000.00       31.08%     335,000,000.00
Percent of ANIV                                                                              98.00%                          30.46%
Certificate Factor                                                                       1.0000000                        1.0000000
Notional/Certificate Rate                                                                                                   5.3500%
Target Maturity Date                                                                                               October 25, 2000
Servicer Advance                                   2,144,779.34
Servicer Payahead                                  3,039,194.68
Number of Contracts                                      49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                      38.7
Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                   511,051,996.54
Maturity Advances Outstanding                                 -
ANIV Net of Maturity Advance **                  511,051,996.54
Discounted Principal Balance                     441,387,295.90
Notional/Certificate Balance                                                         742,938,000.00                               -
Adjusted Notional/Certificate Balance                                                497,933,114.48                               -
Percent of ANIV                                                                              97.43%                           0.00%
Certificate Factor                                                                        1.0000000                               -
Servicer Advances                                  2,767,727.34
Servicer Pay Ahead Balance                         5,214,691.38
Number of Current Contracts                              30,929
Weighted Average Lease Rate                         7.49%
Weighted Average Remaining Term                      4.5

POOL DATA CURRENT MONTH
Aggregate Net Investment Value                   423,652,152.87
Maturity Advances Outstanding                                 -
ANIV Net of Maturity Advance **                  423,652,152.87
Discounted Principal Balance                     337,904,434.03
Notional/Certificate Balance                                                         742,938,000.00                            0.00
Adjusted Notional/Certificate Balance                                                412,327,441.88                            0.00
Percent of ANIV                                                                              97.33%                           0.00%
Certificate Factor                                                                        1.0000000                               -
Servicer Advances                                  2,090,363.93
Servicer Pay Ahead Balance                         5,104,361.22
Number of Current Contracts                              25,828
Weighted Average Lease Rate                         7.47%
Weighted Average Remaining Term                      4.4
Prior Certificate Interest Payment Date       March 26, 2001
Next Certificate Interest Payment Date      September 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------------------------------------
                                                     CLASS A2                          CLASS A3
                                                     --------                          --------
                                            Percent            Balance         Percent          Balance
                                         --------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance        53.34%          575,000,000.00      8.94%         96,400,000.00
Percent of ANIV                                                    52.28%                             8.76%
Certificate Factor                                               1.0000000                        1.0000000
Notional/Certificate Rate                                          5.4500%                          5.5000%
Target Maturity Date                                    September 25, 2001                February 25, 2002
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                575,000,000.00                    96,400,000.00
Adjusted Notional/Certificate Balance                       329,995,114.48                    96,400,000.00
Percent of ANIV                                                     64.57%                           18.86%
Certificate Factor                                               1.0000000                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                575,000,000.00                    96,400,000.00
Adjusted Notional/Certificate Balance                       244,389,441.88                    96,400,000.00
Percent of ANIV                                                     57.69%                           22.75%
Certificate Factor                                               1.0000000                        1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------


                                           ----------------------------------------------------------------------
                                                         CLASS B                          TRANSFEROR INTEREST
                                                         -------                          -------------------
                                               Percent               Balance                    Balance
                                           ----------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance              6.64%              71,538,000.00             21,999,045.30
Percent of ANIV                                                              6.50%                     2.00%
Certificate Factor                                                       1.0000000
Notional/Certificate Rate                                                  6.5500%
Target Maturity Date                                            September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                         71,538,000.00             13,118,882.06
Adjusted Notional/Certificate Balance                                71,538,000.00             13,118,882.06
Percent of ANIV                                                             14.00%                     2.57%
Certificate Factor                                                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                                         71,538,000.00             11,324,710.99
Adjusted Notional/Certificate Balance                                71,538,000.00             11,324,710.99
Percent of ANIV                                                             16.89%                     2.67%
Certificate Factor                                                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                               VEHICLES
---------------------------------                               --------
  Principal Collections                                                                  4,911,582.06
  Prepayments in Full                                               1893                29,368,772.15
                                                                    ----
  Reallocation Payment                                               65                  1,032,548.11
                                                                     --
  Interest Collections                                                                   5,679,695.40
  Net Liquidation Proceeds and Recoveries                                                1,376,386.53
  Net Liquidation Proceeds - Vehicle Sales                                              42,567,456.94
  Non-Recoverable Advances                                                                (358,269.52)
                                                                                    --------------------
  Total Available                                                                       84,578,171.67
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                  Amount                    Annual Amount
                                                      -------------------------     -----------------------
  Total Capped Expenses Paid                                         38,247.85                  114,743.55
  Total Uncapped Expenses Paid                                               -                           -
  Capped and Uncapped Expenses Due                                           -                           -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                                      -
  Servicer's Fee Due Current Period                                 425,876.66
  Servicer's Fee Paid                                               425,876.66
  Servicer's Fee Balance Due                                                 -
SUPPLEMENTAL SERVICER'S FEES                                         59,774.69
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                             Vehicles                  Amount
-----------------                                             --------                  -------
  Beginning Unreinvested Principal Collections                                                       -
  Principal Collections & Liquidated Contracts                                                       -
  Allocation to Subsequent Contracts                               0                                 -
                                                                                    --------------------
  Ending Unreinvested Principal Collections                                                          -
-----------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Angela Brown
-------------------------------------------------
Angela Brown, ABS Accounting Manager

                                    Page 3